SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                    25-Oct-02

Morgan Stanley Dean Witter Capital I, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF APRIL 1, 2002 PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2002-HE1)

Morgan Stanley Dean Witter Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware                                        333-83986-04
(State or Other                                 (Commission
Jurisdiction of                                 File Number)
Incorporation)

13-3291626
(I.R.S. Employer
Identification
Number)

1585 Broadway
New York, NY                                             10036
(Address of Principal                              (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 296-7000

Item 5.  Other Events

   On   25-Oct-02   a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
      25-Oct-02     The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.    Monthly Report Information:
      See Exhibit No.1

B.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.    Item 1: Legal Proceedings:  NONE

D.    Item 2: Changes in SecuritieNONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.    Item 5: Other Information - Form 10-Q, Part II -
      Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

      Exhibit No.

1. Monthly Distrib Rep dated:                                      25-Oct-02

MORGAN STANLEY DEAN WITTER CAPITAL I, Inc.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                                 10/25/02



Class     Cusip          Orig Bal       Beg Bal          Prin           Int
A-1     61746WQK9     557,163,000   543,288,039     7,231,086       986,407
A-2     61746WPX2     237,977,000   231,391,729     2,631,110       413,372
M-1     61746WPY0      52,690,000    52,690,000             0       105,984
M-2     61746WPZ7      47,900,000    47,900,000             0       124,291
B-1     61746WQA1      38,320,000    38,320,000             0       115,399
B-2     61746WQB9      11,975,000    11,975,000             0        43,048
X          N/A         11,975,000    11,975,000             0     4,662,921
P          N/A                  0             0             0       187,049
R          N/A                  0             0             0             0
                      958,000,000   937,539,768     9,862,195     6,638,469

Class         Total        Losses       End Bal
A-1       8,217,493             0   536,056,953
A-2       3,044,482             0   228,760,620
M-1         105,984             0    52,690,000
M-2         124,291             0    47,900,000
B-1         115,399             0    38,320,000
B-2          43,048             0    11,975,000
X         4,662,921             0    11,975,000
P           187,049             0             0
R                 0             0             0
Total    16,500,665             0   927,677,573

AMOUNTS PER $1,000 UNIT

Class          Prin           Int         Total        Losses       End Bal
A-1         12.9784        1.7704       14.7488        0.0000      962.1187
A-2         11.0562        1.7370       12.7932        0.0000      961.2720
M-1          0.0000        2.0115        2.0115        0.0000     1000.0000
M-2          0.0000        2.5948        2.5948        0.0000     1000.0000
B-1          0.0000        3.0115        3.0115        0.0000     1000.0000
B-2          0.0000        3.5948        3.5948        0.0000     1000.0000
X            0.0000      389.3879      389.3879        0.0000     1000.0000

Class      Org Rate                    Cur Rate                   Next Rate
A-1         2.20500%                    2.17875%                    2.19500%
A-2         2.17000%                    2.14375%                    2.16000%
M-1         2.44000%                    2.41375%                    2.43000%
M-2         3.14000%                    3.11375%                    3.13000%
B-1         3.64000%                    3.61375%                    3.63000%
B-2         4.34000%                    4.31375%                    4.33000%
X           6.37082%                    5.96829%

Section 4.02 (i.)
PRINCIPAL DISTRIBUTIONS
Curtails                                                             66,965
Payments in Full                                                  9,168,277
Liq Proceeds                                                              0
                                                                  9,235,242

Section 4.03 (ii.)(iii.)
INTEREST DISTRIBUTIONS
                       Unpaid Int    Unpaid Int    Basis Risk
Class           Int      Included        Remain       Covered
A-1         986,407             0             0             0
A-2         413,372             0             0             0
M-1         105,984             0             0             0
M-2         124,291             0             0             0
B-1         115,399             0             0             0
B-2          43,048             0             0             0
X         4,662,921             NA            NA            NA
Total     6,451,421             0             0             0

Reduction from the allocation:
                       Basis Risk
Class               Carry Forward                      Losses          RAIS
A-1                             0                           0             0
A-2                             0                           0             0
M-1                             0                           0             0
M-2                             0                           0             0
B-1                             0                           0             0
B-2                             0                           0             0
X                               0                           0             0
Total                           0                           0             0

Section 4.02 (v.)
BALANCES AS OF:                                                    25-Oct-02
Stated Prin Bal of Mort Loans                                   927,677,573

Section 4.02 (vi.)
MAS SERV COMP                                                       390,642

Section 4.02 (viii.)
P&I ADVANCES
Current Period Advances                                           1,587,268
Outstanding Advances                                              7,113,504

Section 4.02 (ix.)                                     Unpaid        Stated
DELINQ INFO                Number                         Bal           Bal
*31-60                        170                  23,381,986    23,343,390
*61-90                         32                   4,128,390     4,120,111
*91+                            5                     376,513       375,547
Foreclosures                   80                  11,996,145    11,964,156
Bankruptcies                   25                   2,577,773     2,571,679
REOs                            1                      51,000        50,821
*Note:  Do not include Foreclosure, Bankruptcy, REO

Section 4.03 (x.)
SCHEDULED PAYMENTS

          Due Period                   Pmts Due                    60+ Pmts
              Sep-02                  7,472,101                     154,929
              Aug-02                  7,535,962                      83,657
              Jul-02                  7,590,413                      40,704
              Jun-02                  7,213,841                       3,481
              May-02                          0                           0
              Apr-02                          0                           0
              Mar-02                          0                           0
              Feb-02                          0                           0
              Jan-02                          0                           0
              Dec-01                          0                           0
              Nov-01                          0                           0
              Oct-01                          0                           0

Section 4.02 (xi.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:

               Loan                  Unpaid Bal                  Stated Bal
              590462                     51,000                      50,821

Section 4.02 (xii.)
REO INFORMATION
Number of REO Loans                                                       1
Stated Principal Balance of REO Properties                           50,821
Tot Bk Val of REO Props:                           not provided by servicer

Section 4.02 (xiii.)
Stepdown Date Occurrence                                                  NO
Trigger Event Occurrence                                                  NO
Aggregate Balance of loans 60+ days delinquent *                 19,082,314
*Note:  Includes Foreclosure, Bankruptcy, REO

Section 4.03 (xiv.)
RESERVE FUND
Amount on Deposit in Excess Reserve Fund                                   0

Section 4.03 (xv.), (xxi)
REALIZED LOSSES
Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                                     0
Aggregate Realized Losses                                                 0
Cummulative Realized Loss Percentage                                 0.0000%

Applied Realized Losses that were incurred during the related Prepayment Period
Total Applied Realized Losses                                             0
Aggregate Applied Realized Losses                                         0
Cummulative Applied Realized Loss Percentage                         0.0000%

Section 4.02 (xvi.)
Net Monthly Excess Cash Flow                                      4,662,921
Allocation to Applied Realized Losses                                     0
Allocation to Unpaid Interest Amounts                                     0

Section 4.02 (xvii.)
Subordination Amount                                             11,975,000
Required Subordinated Amount                                     11,975,000

Section 4.02 (xviii.)
Prepay Charges                                                      187,049

Section 4.03 (xix.), (xx)                               Grp 1         Grp 2
Pre-Funded Amounts                                          0             0
Unused Prefund Amts as prin to A                            0             0


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      MORGAN STANLEY DEAN WITTER
      CAPITAL I INC.

      By: /s/ Eve Kaplan
      Name:  Eve Kaplan
      Title: Vice President
      U.S. Bank National Association

Dated:    10/25/2002